Exhibit 99.1

The ADT Corporation
1501 Yamato Road
Boca Raton, FL 33431
+1 561.988.3600
www.adt.com

NEWS RELEASE

FOR IMMEDIATE RELEASE

Media Relations	Investor Relations
Jason Shockley tel: +1 561.322.7235 jshockley@adt.com	Tim Perrott tel: +1 561.226.2983 tperrott@adt.com

THE ADT CORPORATION INITIATES EXCHANGE OFFER

Boca Raton, Fla., April 4, 2014 – The ADT Corporation (NYSE: ADT) announced at 4 pm ET today its offer to exchange new registered notes for the outstanding unregistered notes that it issued in October 2013 in a private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended.

Under the exchange offer, ADT is offering to exchange (the “Exchange Offer”) up to $1,000,000,000 aggregate principal amount of its outstanding $1,000,000,000 6.250% Notes due 2021 for a like principal amount of its new $1,000,000,000 6.250% Notes due 2021 (the “Exchange Notes”). The sole purpose of the Exchange Offer is to fulfill ADT’s obligations under the registration rights agreement with holders of the unregistered notes. ADT will not receive any proceeds from the issuance of the Exchange Notes.

The Exchange Offer will expire at 5 pm ET on May 5, 2014, unless extended (such date and time, as they may be extended, the “Expiration Date”). The settlement date for the Exchange Offer will occur promptly following the Expiration Date. The Exchange Offer is made only pursuant to ADT’s prospectus dated April 4, 2014, which has been filed with the United States Securities and Exchange Commission. ADT has not authorized any person to provide information other than as set forth in the prospectus.

Additional Information

Copies of the prospectus and transmittal materials governing the Exchange Offer can be obtained from the exchange agent, Wells Fargo Bank, N.A., by faxing a request to (612) 667-6282 (for Eligible Institutions only); by writing via registered and certified mail to Wells Fargo Bank, N.A. Corporate Trust Operations, MAC N9303-121, P.O. Box 1517, Minneapolis, MN 55480; by writing via regular mail or courier to Wells Fargo Bank, N.A. Corporate Trust Operations, MAC N9303-121, 6th St. & Marquette Avenue, Minneapolis, MN 55479; or by writing in person by hand only to Wells Fargo Bank, N.A. Corporate Trust Services, Northstar East Building – 12th Floor, 608 Second Avenue South, Minneapolis, MN 55402.

This press release is for informational purposes only and is neither an offer to buy, nor a solicitation of an offer to sell, the Exchange Notes. The Exchange Offer is being made solely pursuant to the prospectus dated April 4, 2014, including any supplements thereto. The Exchange Offer is not being made to holders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will exist or may occur in the future, are forward-looking statements. Forward-looking statements can be identified by various words such as “anticipates,” “estimates,” “expects,” “projects,” “forecasts,” “intends,” “plans,” “believes” and words and terms of similar substance used in connection with any discussion of future operating or financial performance identify forward-looking statements. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management that are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to be materially different from those stated or implied in this press release. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the following: competition in the markets ADT serves, including new entrants in these markets; entry of potential competitors upon the expiration of non-competition agreements; unauthorized use of ADT’s brand name; risks associated with ownership of the ADT® brand name outside of the United States and Canada by Tyco International Ltd., our former parent (“Tyco”); failure to enforce ADT’s intellectual property rights; allegations that ADT has infringed the intellectual property rights of third parties; failure to maintain the security of ADT’s information and technology networks; interruption to ADT’s monitoring facilities; an increase in the rate of customer attrition; downturns in the housing market and consumer discretionary income; ADT’s ability to develop or acquire new technology; changes in U.S. and non-U.S. governmental laws and regulations; increase in government regulation of telemarketing, e-mail marketing and other marketing upon the cost and growth of ADT’s business; risks associated with ADT’s non-compete and non-solicit arrangements with Tyco; shifts in consumers’ choice of, or telecommunication providers’ support for, telecommunication services and equipment; ADT’s dependence on certain software technology that ADT licenses from third parties; failure or interruption in products or services of third-party providers; ADT’s greater exposure to liability for employee acts or omissions or system failures; interference with ADT’s customers’ access to some of ADT’s products and services through the Internet by broadband service providers; potential impairment of ADT’s deferred tax assets; risks associated with acquiring and integrating customer accounts; potential loss of authorized dealers and affinity marketing relationships; failure to realize expected benefits from acquisitions; risks associated with pursuing business opportunities that diverge from ADT’s current business model; adverse developments in ADT’s relationship with ADT’s employees; potential liabilities for obligations of The Brink’s Company under the Coal Act; changes in ADT’s credit ratings; risks related to ADT’s increased indebtedness; capital market conditions, including availability of funding sources; potential liabilities for legacy obligations relating to the separation from Tyco; failure to fully realize expected benefits from the separation from Tyco; and difficulty in operating as an independent public company separate from Tyco. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements set forth in ADT’s Annual Report on Form 10-K for the fiscal year ended September 27, 2013 and in subsequent filings with the U.S. Securities and Exchange Commission. ADT undertakes no obligation to publicly update or review any forward-looking statement made by ADT or on ADT’s behalf, whether as a result of new information, future developments, subsequent events or circumstances or otherwise.

About ADT

The ADT Corporation (NYSE: ADT) is a leading provider of electronic security, interactive home and business automation and monitoring services for residences and small businesses in the United States and Canada. ADT’s broad and pioneering set of products and services, including ADT Pulse® interactive home and business solutions, and health services, meet a range of customer needs for today’s active and increasingly mobile lifestyles. Headquartered in Boca Raton, Florida, ADT helps provide peace of mind to more than six million customers, and it employs approximately 16,500 people at 200 locations. More information is available at www.adt.com.

Offering Restrictions

This release does not constitute an invitation to participate in the Exchange Offer in any jurisdiction in which, or to any person to or from which, it is unlawful to make such invitation or for there to be such participation under applicable securities laws. The distribution of this release in certain jurisdictions may be restricted by law. Persons into whose possession this release or the prospectus come are required to inform themselves about, and to observe, any such restrictions.